UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 31, 2008
Date of Report (Date of earliest event reported)
Smith & Wesson Holding Corporation
(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2100 Roosevelt Avenue
Springfield, Massachusetts
01104
(Address of Principal Executive Offices) (Zip Code)
(800) 331-0852
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     As described in Item 2.03, effective October 31, 2008, we and our direct and indirect domestic subsidiaries entered into an amendment to our credit agreement. The disclosure provided in Item 2.03 of this Form 8-K is hereby incorporated by reference into this Item 1.01.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On October 31, 2008, we and our direct and indirect domestic subsidiaries entered into (i) Amendment No. 1 to Credit Agreement and Assignment and Acceptance of Collateral Documents with Toronto Dominion (Texas) LLC and TD Bank, N.A. (the “Credit Agreement Amendment”); and (ii) Amendment No. 1 to Pledge and Security Agreement with Toronto Dominion (Texas) LLC (the “Security Agreement Amendment,” and with the Credit Agreement Amendment, the “Amendments”). Capitalized terms used herein have the meanings set forth in the Credit Agreement (as defined in the Credit Agreement Amendment).
     As a result of the Credit Agreement Amendment, TD Bank, N.A. became the sole lender and the successor administrative agent. The Amendments alter our credit agreement and pledge and security agreement to (i) document the previously announced termination of our Acquisition Loan Commitment; (ii) release the security related to our intellectual property; and (iii) increase our maximum Consolidated Leverage Ratio to 3.25:1 for the fiscal quarters ending October 31, 2008 and January 31, 2009, which then steps down to 3.00:1 for each fiscal quarter thereafter. We and our direct and indirect domestic subsidiaries also entered into certain ancillary documents required in connection with the Amendments.
     The foregoing description of the Credit Agreement Amendment and Security Agreement Amendment is only a summary and is qualified in its entirety by reference to the full text of the Credit Agreement Amendment and Security Agreement Amendment, which are attached hereto as Exhibit 10.57(a) and Exhibit 10.58(a), respectively, and are hereby incorporated by reference into this Item 2.03.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit
Number	Exhibits

10.57(a)	Amendment No. 1 to Credit Agreement and Assignment and Acceptance of Collateral Documents, dated as of October 31, 2008, among Smith & Wesson Holding Corporation, Smith & Wesson Corp., and Thompson/Center Arms Company, Inc., as Borrowers, the other Credit Parties named therein, the Lenders named therein, Toronto Dominion (Texas) LLC, as resigning Administrative Agent, and TD Bank, N.A., as successor Administrative Agent

10.58(a)	Amendment No. 1 to Pledge and Security Agreement, dated as of October 31, 2008, by and among Smith & Wesson Holding Corporation, the other Pledgors named therein, and Toronto Dominion (Texas) LLC, as Administrative Agent

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION
Date: November 4, 2008	By:	/s/ Michael F. Golden
Michael F. Golden
President and Chief Executive Officer

	By:	/s/ William F. Spengler
William F. Spengler
Executive Vice President, Chief Financial Officer, and Treasurer

3

EXHIBIT INDEX

10.57(a)	Amendment No. 1 to Credit Agreement and Assignment and Acceptance of Collateral Documents, dated as of October 31, 2008, among Smith & Wesson Holding Corporation, Smith & Wesson Corp., and Thompson/Center Arms Company, Inc., as Borrowers, the other Credit Parties named therein, the Lenders named therein, Toronto Dominion (Texas) LLC, as resigning Administrative Agent, and TD Bank, N.A., as successor Administrative Agent

10.58(a)	Amendment No. 1 to Pledge and Security Agreement, dated as of October 31, 2008, by and among Smith & Wesson Holding Corporation, the other Pledgors named therein, and Toronto Dominion (Texas) LLC, as Administrative Agent